UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025 (May 2, 2025)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia
30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

See description under Item 2.03.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 2, 2025, Norfolk Southern Corporation (the “Registrant”) completed its offering of $400,000,000 aggregate principal amount of its 5.100% Senior Notes due 2035 (the “Notes”) pursuant to an Underwriting Agreement, dated April 28, 2025 (the “Agreement”), by and among the Registrant and BofA Securities, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes were sold pursuant to the Registrant’s Automatic Shelf Registration Statement on Form S-3 (File No. 333-276166). The Agreement was initially filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on April 28, 2025. The description of the Agreement contained herein is qualified by reference thereto.

The Notes were issued pursuant to an indenture, dated as of February 28, 2018, as supplemented by a thirteenth supplemental indenture, dated as of May 2, 2025 (the “Thirteenth Supplemental Indenture”), each between the Registrant and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee. The Notes will pay interest semi-annually in arrears at a rate of 5.100% per annum.

The Notes may be redeemed in whole at any time or in part from time to time, at the Registrant’s option, as described below.

If the Notes are redeemed prior to the date that is three months prior to the maturity date for the Notes, the redemption price for such Notes to be redeemed will be equal to the greater of (1) 100% of their principal amount or (2) the sum of the present value of the remaining scheduled payments of principal and interest on such Notes to be redeemed to and including the date that is three months prior to the maturity date for the Notes (exclusive of interest accrued to, but not including, the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date.

If the Notes are redeemed on or after the date that is three months prior to the maturity date for the Notes, the redemption price for such Notes to be redeemed will equal 100% of the principal amount of such Notes, plus accrued and unpaid interest to, but not including, the redemption date.

The Thirteenth Supplemental Indenture is filed herewith as Exhibit 4.1. The description of the Thirteenth Supplemental Indenture contained herein is qualified by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 28, 2025 among the Registrant and BofA Securities, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC is incorporated by reference to Exhibit 1.1 of the Registrant’s Current Report on Form 8-K filed on April 28, 2025.

4.1	Thirteenth Supplemental Indenture, dated as of May 2, 2025, between the Registrant and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee.

5.1	Opinion Letter of Jason Morris, Senior Vice President and Chief Legal Officer of the Registrant regarding the validity of the Notes.

5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Jason Morris (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION (Registrant)

By:	/s/ Jeremy Ballard
Name:	Jeremy Ballard
Title:	Corporate Secretary

Date: May 2, 2025